Exhibit 99.2

Press Release

Investor Contact: Susan Harcourt, 703-682-1204, susan.harcourt@aes.com

Media Contact: Amy Ackerman, 703-682-6399, amy.ackerman@aes.com

AES Announces Cash Tender Offer for Any and All of Its 3.300% Senior Notes due 2025

ARLINGTON, Va., March 12, 2025 – The AES Corporation (NYSE: AES) (“AES” or the “Company”) announced today the commencement of a tender offer to purchase (the “Tender Offer”) for cash, subject to certain terms and conditions, any and all of its outstanding 3.300% Senior Notes due 2025 (the “Securities”).

The Tender Offer is being made pursuant to the Company’s Offer to Purchase, dated March 12, 2025 (the “Offer to Purchase”) and the related notice of guaranteed delivery (the “Notice of Guaranteed Delivery” and, together with the Offer to Purchase, the “Offer Documents”), which set forth a more detailed description of the terms of the Tender Offer. Holders of the Securities (individually, a “Holder,” and collectively, the “Holders”) are urged to carefully read the Offer Documents before making any decision with respect to the Tender Offer.

The following table sets forth certain terms of the Tender Offer:

Title of Security	CUSIP Number	Principal Amount Outstanding	UST Reference Security	Bloomberg Reference Page	Fixed Spread (bps)
3.300% Senior Notes due 2025	144A: 00130H CB9 Reg S: U0080R AQ3	$900,000,000	3.000% UST due July 15, 2025	FIT3	+25

The consideration (the “Purchase Price”) offered per $1,000 principal amount of Securities validly tendered and accepted for purchase pursuant to the Tender Offer will be determined in the manner described in the Offer to Purchase by reference to the fixed spread for the Securities specified above plus the yield based on the bid-side price of the U.S. Treasury Reference Security specified above as quoted on the Bloomberg Bond Trader FIT3 series of pages at 2:00 p.m., New York City time, on March 12, 2025, unless the Tender Offer is extended or earlier terminated by AES.

In addition to the Purchase Price, all Holders of Securities accepted for purchase will also receive accrued and unpaid interest (“Accrued Interest”) from the January 15, 2025 interest payment date up to, but not including, the date on which AES makes payment for such Securities, which date is currently expected to be March 21, 2025 (such date, as it may be extended, the “Settlement Date”).

The Tender Offer will expire at 5:00 p.m., New York City time, on March 18, 2025, unless extended or earlier terminated by AES (as the same may be extended, the “Expiration Time”). Tenders of Securities may be validly withdrawn at any time (i) at or prior to the earlier of (x) the Expiration Time and (y) in the event the Tender Offer is extended, the 10th business day after commencement of the Tender Offer, and (ii) after the 60th business day after the commencement of the Tender Offer if for any reason the Tender Offer has not been consummated within 60 business days of its commencement (in each case, the “Withdrawal Deadline”), but may not be validly withdrawn thereafter except in certain limited circumstances where additional withdrawal rights are required by law.

Subject to the terms and conditions of the Tender Offer, each Holder who (i) validly tenders its Securities at or prior to the Expiration Time and does not subsequently validly withdraw such Securities at or prior to the Withdrawal Deadline or (ii) delivers a properly completed and duly executed Notice of Guaranteed Delivery with respect to its Securities at or prior to the Expiration Time with such Securities validly tendered at or prior to the second business day after the Expiration Time, will be entitled to receive the Purchase Price, plus Accrued Interest, on the Settlement Date, if such Securities are accepted for purchase.

AES’ obligation to accept for purchase, and to pay for, Securities validly tendered pursuant to the Tender Offer is subject to, and conditioned upon, certain conditions, including the condition that AES shall have obtained debt financing in a minimum aggregate principal amount, together with cash on hand, to purchase the tendered Securities, including payment of the Purchase Price, Accrued Interest and any fees payable in connection with the Tender Offer, subsequent to the date hereof and on or prior to the Settlement Date, on terms and conditions reasonably satisfactory to AES (the “Financing Condition”). The Tender Offer is not conditioned on any minimum amount of Securities being tendered. AES may amend, extend or terminate the Tender Offer in its sole discretion. The obligation of AES to accept for purchase and to pay the Purchase Price and Accrued Interest on the Securities is not subject to any minimum tender condition, but is subject to the satisfaction or waiver of the Financing Condition and certain other conditions described in the Offer to Purchase.

AES has retained Citigroup Global Markets Inc. to serve as Dealer Manager for the Tender Offer. Global Bondholder Services Corporation has been retained to serve as the Information Agent and Tender Agent for the Tender Offer. Questions regarding the Tender Offer may be directed to Citigroup Global Markets Inc. at 388 Greenwich Street, New York, New York 10013, Attn: General Counsel, (800) 831-9146. Copies of the Offer Documents are available via the Tender Offer website at https://www.gbsc-usa.com/AES or by contacting Global Bondholder Services Corporation at 65 Broadway – Suite 404, New York, New York 10006, Attn: Corporate Actions, (212) 430-3774 (for banks and brokers) or (855) 654-2014 (for all others).

AES is making the Tender Offer only by, and pursuant to, the terms of the Offer Documents. None of AES, the Dealer Manager, the Information Agent and Tender Agent makes any recommendation as to whether Holders should tender or refrain from tendering their Securities. Holders must make their own decision as to whether to tender Securities and, if so, the principal amount of the Securities to tender.

The Tender Offer is not being made to Holders of Securities in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the Tender Offer to be made by a licensed broker or dealer, the Tender Offer will be deemed to be made on behalf of AES by the Dealer Manager, or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

This press release does not constitute an offer to purchase securities or a solicitation of an offer to sell any securities or an offer to sell or the solicitation of an offer to purchase any new securities, nor does it constitute an offer or solicitation in any jurisdiction in which such offer or solicitation is unlawful. Capitalized terms used in this press release but not otherwise defined herein have the meanings assigned to them in the Offer Documents.

About AES

The AES Corporation (NYSE: AES) is a Fortune 500 global energy company accelerating the future of energy. Together with our many stakeholders, we’re improving lives by delivering the greener, smarter energy solutions the world needs. Our diverse workforce is committed to continuous innovation and operational excellence, while partnering with our customers on their strategic energy transitions and continuing to meet their energy needs today.

Safe Harbor Disclosure

This news release contains forward-looking statements within the meaning of the Securities Act of 1933 and of the Securities Exchange Act of 1934. Forward-looking statements are not intended to be a guarantee of future results, but instead constitute AES’ current expectations based on reasonable assumptions. Such forward-looking statements include, but are not limited to, the Tender Offer, the details thereof, other expected effects of the Tender Offer and the proposed concurrent debt financing to satisfy the Financing Condition and the use of proceeds therefrom.

Actual results could differ materially from those projected in AES’ forward-looking statements due to risks, uncertainties and other factors. Important factors that could affect actual results include the aggregate amount of Securities tendered (which could lead to retirement or repayment of other existing debt), the successful pricing and closing of the proposed concurrent debt financing to satisfy the Financing Condition, and risks and uncertainties discussed in the Offer to Purchase related to the Tender Offer and AES’ filings with the Securities and Exchange Commission (the “SEC”), including, but not limited to, the risks discussed under Item 1A: “Risk Factors” and Item 7: “Management’s Discussion & Analysis” in AES’ 2024 Annual Report on Form 10-K and in any subsequent reports filed with the SEC. Readers are encouraged to read AES’ filings to learn more about the risk factors associated with AES’ business. AES undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except where required by law.

Any stockholder who desires a copy of the Company’s 2024 Annual Report on Form 10-K filed March 11, 2025 with the SEC may obtain a copy (excluding the exhibits thereto) without charge by addressing a request to the Office of the Corporate Secretary, The AES Corporation, 4300 Wilson Boulevard, Arlington, Virginia 22203. Exhibits also may be requested, but a charge equal to the reproduction cost thereof will be made. A copy of the Annual Report on Form 10-K may be obtained by visiting the Company’s website at www.aes.com.

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